UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017 (June 28, 2017)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Intrexon Corporation (the “Company”), upon recommendation of the Board of Directors of the Company, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2013 Omnibus Incentive Plan, as amended (the “Plan”), which provides for the issuance of an additional two million shares of the Company’s common stock under the Plan.

A description of the Amendment is set forth on pages 75 through 77 of the definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting that was filed with the Securities and Exchange Commission on May 1, 2017, which description is incorporated by reference herein. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 28, 2017, the Company held its 2017 Annual Meeting. At the 2017 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, and (iv) approved the Amendment.

Proposal 1 –Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal J. Kirk	83,591,573	468,397	48,632	24,099,490
Cesar L. Alvarez	77,535,853	6,506,663	66,086	24,099,490
Steven R. Frank	83,444,798	597,491	66,313	24,099,490
Vinita D. Gupta	83,702,464	340,515	65,623	24,099,490
Fred Hassan	83,707,323	336,478	64,801	24,099,490
Jeffrey B. Kindler	80,619,962	3,425,321	63,319	24,099,490
Dean J. Mitchell	83,672,112	371,198	65,292	24,099,490
Robert B. Shapiro	83,658,282	386,216	64,104	24,099,490
James S. Turley	81,134,554	2,910,501	63,547	24,099,490

Proposal 2 – Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the year ended December 31, 2017

For	Against	Abstain	Broker Non-Votes
107,883,559	202,046	122,487	—

Proposal 3 – Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
81,613,815	2,205,736	289,051	24,099,490

Proposal 4 – Approval of the Amendment to the Amended and Restated Intrexon Corporation 2013 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
79,589,033	4,345,758	173,811	24,099,490

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2017

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to the Intrexon Corporation Amended and Restated 2013 Omnibus Incentive Plan, as amended, effective as of June 28, 2017.

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